EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of Seagate Technology (the “Company”) on Form 10-K for the fiscal year ended June 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”).
     In connection with the Report we, William D. Watkins, Chief Executive Officer of the Company, and Charles C. Pope, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 24, 2007	/s/ William D. Watkins
William D. Watkins
Chief Executive Officer

Date: August 24, 2007	/s/ Charles C. Pope
Charles C. Pope
Chief Financial Officer